Exhibit 10.25

ASSIGNMENT AND ASSUMPTION OF

SALE, PURCHASE AND ESCROW AGREEMENT

THIS ASSIGNMENT is made and entered into as of this 12th day of September, 2009, by and between BEHRINGER HARVARD MULTIFAMILY OP I LP, a Delaware limited partnership any (hereinafter referred to as “Assignor”), and BEHRINGER HARVARD BURROUGHS MILL REIT, LLC, a Delaware limited liability company (hereinafter referred to as “Assignee”).

W I T N E S S E T H :

WHEREAS, SAF Burroughs Mills LLC, a Delaware limited liability company (“Seller”) and Assignor, as Buyer, entered into that Sale, Purchase and Escrow Agreement dated as of August 7, 2009 (“the Purchase Agreement”) whereby Seller agreed to sell to Assignor and Assignor agreed to purchase from Seller the Property, as defined therein.  Unless otherwise expressly defined herein, all initially-capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement; and

WHEREAS, as permitted by the Agreement, Assignor and Assignee have agreed that Assignor shall transfer and assign to Assignee all right, title and interest of Assignor in and to the Agreement; and

WHEREAS, Assignor and Assignee have further agreed that Assignee shall expressly assume all of the obligations of Assignor arising under the Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, Assignor and Assignee hereby agree as follows:

1.             Transfer and Assignment.  Assignor hereby sells, transfers, assigns and sets over to Assignee, its successors and assigns, all right, title and interest of Assignor in and to the Agreement including the $250,000 Deposit and the $250,000 Additional Deposit referenced in Section 2.1.2 of said Agreement.

2.             Assumption of Obligations.  Assignee hereby assumes and agrees to observe and perform all of the terms, covenants and conditions of Assignor under the Agreement arising from and after the date of this Assignment.

3.             Binding Effect.  This instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

IN WITNESS WHEREOF, Assignor and Assignee have each caused this Assignment to be executed by its duly authorized signatory as of the day and year first above written.

ASSIGNOR:

BEHRINGER HARVARD MULTIFAMILY OP I LP,
a Delaware limited partnership

By:	BHMF, Inc.
a Delaware corporation,
its general partner

	By:	/s/ Robert T. Poynter
	Name:	Robert T. Poynter
	Title:	Vice President

ASSIGNEE:

BEHRINGER HARVARD BURROUGHS MILL REIT, LLC, a Delaware limited liability company

By:	Behringer Harvard Burroughs Mill Venture, LLC,
a Delaware limited liability company,
its Manager

	By:	Behringer Harvard Burroughs Mill, LLC,
Its Manager

	By:	/s/ Robert T. Poynter
Robert T. Poynter, Vice President

EXHIBIT A

Legal Description

All that certain lot, piece or parcel of land, with the buildings and Improvements thereon erected, situate, lying and being in the Township of Cherry Hill, County of Camden, State of New Jersey:

BEGINNING at a point in the Southeasterly right of way of Lenape Road (50.00 feet wide) where the same is intersected by the Northerly line of Block 263.01, Lot 2 as illustrated on a Plan Entitled “ALTA/ACSM (2005) land title survey, Block 263.01, Lot 1, Cherry Hill Township, Camden County, New Jersey, dated November 15, 2004, last revised August 31, 2009, and from said beginning point runs; thence along the said Southeasterly right of way line of Lenape Road

1.                                     North 09 degrees 50 minutes 21 seconds East, 223.58 feet to a point in the same; thence, the following twenty five courses along Block 263.01, Lot 1.02

2.                                     South 21 degrees 09 minutes 39 seconds East, 19.42 feet to a point; thence

3.                                     South 09 degrees 50 minutes 21 seconds West, 33.00 feet to a point; thence

4.                                     South 80 degrees 09 minutes 39 seconds East, 139.74 feet to a point; thence

5.                                     North 30 degrees 53 minutes 51 seconds East, 189.78 feet to a point; thence

6.                                     North 48 degrees 43 minutes 29 seconds East, 142.13 feet to a point; thence

7.                                     North 74 degrees 50 minutes 22 seconds East, 117.70 feet to a point; thence

8.                                     South 74 degrees 29 minutes 54 seconds East, 298.65 feet to a point; thence

9.                                     South 82 degrees 12 minutes 12 seconds East. 114.35 feet to a point; thence

10.                               North 84 degrees 05 minutes 53 seconds East, 147.60 feet to a point; thence

11.                               North 78 degrees 06 minutes 25 seconds East, 171.58 feet to a point; thence

12.                               South 69 degrees 04 minutes 24 seconds East, 127.14 feet to a point; thence

13.                               South 54 degrees 16 minutes 46 seconds East, 127.92 feet to a point; thence

14.                               South 21 degrees 28 minutes 33 seconds East, 132.07 feet to a point; thence

15.                               South 06 degrees 40 minutes 42 seconds East, 158.73 feet to a point; thence

16.                               South 83 degrees 19 minutes 18 seconds West, 89.32 feet to a point; thence

17.                               South 21 degrees 58 minutes 17 seconds East, 57,20 feet to a point; thence

18.                               South 79 degrees 10 minutes 26 seconds East, 195.50 feet to a point; thence

19.                               South 49 degrees 59 minutes 17 seconds East, 38.34 feet to a point; thence

20.                               South 10 degrees 49 minutes 34 seconds West, 141.00 feet to a point; thence

21.                               South 24 degrees 27 minutes 50 seconds West 125.66 feet to a point; thence

22.                               South 50 degrees 49 minutes 31 seconds West, 123.32 feet to a point; thence

23.                               South 52 degrees 22 minutes 08 seconds West, 86.06 feet to a point ;thence

24.                               South 58 degrees 49 minutes 31 seconds West, 88.03 feet to a point; thence

25.                               South 53 degrees 19 minutes 39 seconds West, 56.72 feet to a point; thence

26.                               South 23 degrees 53 minutes 52 seconds West, 138.90 feet to a point in the Westerly line of Block 278.01, Lot 2; thence along the same

27.                               South 50 degrees 49 minutes 31 seconds West, 252.75 feet to a point where the same intersects the Northeasterly line of Church Road (variable width); thence, along said line of Church Road

28.                               North 66 degrees 07 minutes 31 seconds West, 393.42 feet to a point where the same is intersected by the Southeasterly line of the aforementioned Block 263.01, Lot 2; thence, along said Lot 2, the following three courses

29.                               North 23 degrees 53 minutes 51 seconds East. 459.67 feet to a point; thence

30.                               North 66 degrees 06 minutes 09 seconds West, 628.30 feet to a point; thence

31.                               North 80 degrees 09 minutes 39 seconds West, 296.32 feet to the point and place of beginning. BEING Lot 1, Block 263.01 on the Tax Map.